LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED DECEMBER 24, 2014

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

QS LEGG MASON STRATEGIC REAL RETURN FUND,

EACH DATED MARCH 1, 2014

The following information supplements and replaces any information to the contrary in the Prospectus that appears in the section titled “More on fund management”:

QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA” or the “adviser”) provides the day-to-day portfolio management of the fund, except for the management of a certain portion of the fund’s cash and short-term instruments.

Western Asset Management Company (“Western Asset”) serves as a subadviser to the fund and manages the portion of the fund’s cash and short-term instruments allocated to it.

The following information replaces any information to the contrary in the Statement of Additional Information (the “SAI”) in relation to the management of the fund’s cash and short-term instruments:

As appropriate, references to “Western Asset” are amended to refer to “Western Asset or the adviser, as applicable.”

The following information supplements the disclosure in the SAI that appears in the section titled “Securities of Other Investment Companies”:

The fund may invest in money market instruments, including money market funds managed by Legg Mason Partners Fund Adviser, LLC (“LMPFA”) or its affiliates and money market funds managed by unaffiliated advisers. Money market funds invest in high-quality, U.S. dollar-denominated short-term debt securities and must follow strict rules as to the credit quality, liquidity, diversification and maturity of their investments. The fund may lose money on its investment in money market funds. If the fund invests in money market funds it will indirectly bear its proportionate share of the management fees and other expenses that are charged by the money market fund in addition to the management fees and other expenses paid by the fund. If the fund invests in money market funds that are managed by LMPFA or its affiliates, it is possible that a conflict of interest among the fund and the affiliated funds could affect how the fund’s manager and its affiliates fulfill their fiduciary duty to the funds and the affiliated funds.

The following information supplements and replaces any information to the contrary in the SAI that appears in the section titled “The Fund’s Manager, Adviser and Subadvisers — Subadvisers”:

Western Asset also manages the portion of the fund’s cash and short-term instruments allocated to it, pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”).

Please retain this supplement for future reference.

QSIN108713